EXHIBIT III

                        VSE CORPORATION
           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated February 22, 2002 included in Registration Statement File Numbers 333-15307, 333-15309, 333-15311 and 333-92427.


                                                 ARTHUR ANDERSEN LLP


Vienna, Virginia
  March 6, 2002







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